SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): September 9, 1999


                          ILLINOIS TOOL WORKS INC.
             (Exact name of Registrant as specified in charter)

                                  Delaware
               (State or other jurisdiction of incorporation)

          1-4797                                        36-1258310
  (Commission File Number)                  (IRS Employer Identification No.)

              3600 West Lake Avenue, Glenview, Illinois 60025
            (Address of principal executive offices) (Zip Code)

                               (847) 724-7500
            (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On September 9, 1999, Illinois Tool Works Inc., a Delaware corporation ("ITW"), and Premark International, Inc., a Delaware corporation ("Premark"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, subject to the terms and conditions contained in the Merger Agreement, CS Merger Sub Inc., a wholly-owned subsidiary of ITW, will be merged (the "Merger") into Premark, with Premark surviving as a wholly owned subsidiary of ITW, and each share of Premark common stock, par value $1.00 per share (the "Premark Common Stock") will be converted into the right to receive ITW common stock, par value of $.01 ("ITW Common Stock"), with an intended value of $55, subject to adjustment based upon the trading price of ITW Common Stock during the 20 trading day period ending on the second business day prior to the closing of the Merger. The foregoing descriptions of the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger
Agreement, which is filed as Exhibit 2.1 to Premark's Current Report on Form 8-K/A filed September 14, 1999 and is incorporated herein by reference.

         As a condition and inducement to ITW's and Merger Sub's willingness to enter into the Merger Agreement, Premark has entered into a Stock Option Agreement with ITW dated as of September 9, 1999 (the "Option Agreement"). Pursuant to the Option Agreement, ITW has an option (the "Option") to purchase 12,203,694 shares of Premark's Common Stock at a price of $34.06 (the "Option Price") per share of Premark Common Stock under certain circumstances, subject to adjustment. The Option Agreement limits the profit that ITW may receive pursuant to the Option to $30 million in the aggregate. The foregoing descriptions of the Option and the Option Agreement are qualified in their entirety by reference to the Option Agreement, which is filed as Exhibit 99.1 to Premark's Current Report on Form 8-K filed September 13, 1999 and is incorporated herein by reference.

         On September 9, 1999, ITW and the Company issued a joint press release announcing the execution of the Merger Agreement and the Option Agreement. A copy of the joint press release is filed as Exhibit 99.3 to Premark's Current Report on Form 8-K filed September 13, 1999 and is incorporated herein by reference.


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ITEM 7.  EXHIBITS

         2 Agreement and Plan of Merger dated as of September 9, 1999 among Premark International, Inc., Illinois Tool Works Inc.
               and CS Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Premark's Current Report on Form 8-K/A filed
               September 14, 1999).

         99.1 Stock Option Agreement dated as of September 9, 1999 between Premark International, Inc. and Illinois Tool Works Inc. (incorporated by reference to Exhibit 99.1 to Premark's Current Report on Form 8-K filed September 13, 1999).

         99.2 Press Release dated September 9, 1999 (incorporated by reference to Exhibit 99.3 to Premark's Current Report on Form 8-K filed September 13, 1999)






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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ILLINOIS TOOL WORKS INC.


Date: September 14, 1999                By:   /s/ Stewart S. Hudnut
                                            ---------------------------------
                                        Name:    Stewart S. Hudnut
                                        Title:   Senior Vice President,
                                                 General Counsel and Secretary